                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      July 22, 1997


            COPLEY REALTY INCOME PARTNERS 3; A LIMITED PARTNERSHIP (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


     0-17809                                     04-3005973
(Commission File Number)              (IRS Employer Identification No.)


 225 Franklin Street, 25th Floor
          Boston, MA                                        02110
(Address of principal executive offices)                  (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on July 29, 1997.

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On July 22, 1997, Copley Realty Income Partners 3; A Limited Partnership (the "Partnership") sold all of its interest in a property located at 521 Charcot Avenue, San Jose, California. The property was sold to the sole tenant which exercised the purchase option under its lease for gross consideration of $5,850,000. The terms of the sale were determined pursuant to the provisions of the purchase option in such lease. The Partnership received net proceeds of $5,715,415 and recognized a gain of $1,490,313 on the sale.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented for the period ended June 30, 1997 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1996 (Exhibit B) and the period ended June 30, 1997 (Exhibit C).


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 16, 1998               COPLEY REALTY INCOME PARTNERS 3;
                                           A LIMITED PARTNERSHIP
                                                (Registrant)



                                      By:  Third Income Corp.,
                                           Managing General Partner



                                      By:  /s/  Wesley M. Gardiner, Jr.
                                      ---------------------------------
                                         Name:  Wesley M. Gardiner, Jr.
                                         Title: Vice President

Copley Realty Income Partners 3;                            EXHIBIT A
A Limited Partnership
Pro Forma Balance Sheet
June 30, 1997
Unaudited



                                                                 Pro Forma           June 30, 1997
                                            June 30, 1997        Adjustment           Pro Forma
                                            --------------       ----------          ------------
                                                                                     C>
ASSETS
Property, Net                                 $11,570,708         ($4,172,012) (a)     $ 7,398,696
Joint ventures                                  5,262,515                                5,262,515

Cash and cash equivalents                       2,022,444           5,715,415  (a)       7,737,859
Short-term investments                            393,380                   0              393,380
                                              -----------          ----------          -----------
                                              $19,249,047          $1,543,403          $20,792,450
                                              ===========          ==========          ===========

LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                              $    45,804                   0          $    45,804
Accrued management fee                             44,872                   0               44,872
Deferred disposition fee                                0              29,250               29,250
                                              -----------          ----------          -----------
Total liabilities                                  90,676              29,250              119,926
                                              -----------          ----------          -----------

Partners' capital (deficit):
   Limited partners ($1,000 per unit;
    100,000 units authorized, 27,641
    units issued and outstanding)              19,209,122           1,499,011  (a)      20,708,133
   General partners                               (50,751)             15,142  (a)         (35,609)
                                              -----------          ----------          -----------
Total partners' capital                        19,158,371           1,514,153           20,672,524
                                              -----------          ----------          -----------
                                              $19,249,047          $1,543,403          $20,792,450
                                              ===========          ==========          ===========


Copley Realty Income Partners 3;                          EXHIBIT B
A Limited Partnerhip
Pro Forma Income Statement
December 31, 1996
Unaudited

                                                                   Pro Forma      December 31, 1996
                                           December 31, 1996      Adjustment          Pro Forma
                                           -----------------     -----------          ---------
Investment Activity

Property rentals                               $1,559,843          (535,085) (c)     $1,024,758
Property operating expenses                      (237,034)          103,403  (c)       (133,631)
Depreciation and amortization                    (428,413)           99,154  (c)       (329,259)
                                               ----------        ----------          ----------
                                                  894,396          (332,528)            561,868

Joint venture earnings                            328,348                 0             328,348
                                               ----------        ----------          ----------
    Total real estate operations                1,222,744          (332,528)            890,216

Gain on sale of property                                0         1,514,153  (a)      1,514,153
                                               ----------        ----------          ----------
Total real estate activity                      1,222,744         1,181,625           2,404,369

Interest on cash equivalents and short
 term investments                                 104,987                 0             104,987
                                               ----------        ----------          ----------
    Total investment activity                   1,327,731         1,181,625           2,509,356

Portfolio Expenses

Management fee                                    165,680           (38,115) (f)        127,565
General and administrative                        103,764            (3,850) (g)         99,914
                                               ----------        ----------          ----------

                                                  269,444           (41,965)            227,479
                                               ----------        ----------          ----------

Net income                                     $1,058,287        $1,223,590          $2,281,877
                                               ==========        ==========          ==========
Net income per limited partnership unit            $37.90            $43.82 (d)          $81.73
                                               ==========        ==========          ==========
Number of limited partnership units
  outstanding during the period                    27,641            27,641              27,641
                                               ==========        ==========          ==========


Copley Realty Income Partners 3;              EXHIBIT C
A Limited Partnership
Pro Forma Income Statement
June 30, 1997
Unaudited



                                                                             Pro Forma            June 30, 1997
                                                     June 30, 1997           Adjustment             Pro Forma
                                                     ------------            ----------            ----------

Investment Activity

Property rentals                                      $ 772,912                (256,263) (e)       $  516,649
Property operating expenses                            (119,325)                 51,010  (e)          (68,315)
Depreciation and amortization                          (217,321)                 52,691  (e)         (164,630)
                                                      ---------              ----------            ----------
                                                        436,266                (152,562)              283,704

Joint venture earnings                                  153,171                       0               153,171

Gain on sale of property                                      0               1,514,153  (a)        1,514,153
                                                      ---------              ----------            ----------

     Total real estate operations                       589,437               1,361,591             1,951,028

Interest on cash equivalents and short term
  investments                                            57,332                       0                57,332
                                                      ---------              ----------            ----------
     Total investment activity                          646,769               1,361,591             2,008,360

Portfolio Expenses

Management fee                                           89,743                 (19,733) (f)           70,010
General and administrative                               61,812                       0                61,812
                                                      ---------              ----------            ----------
                                                        151,555                 (19,733)              131,822
                                                      ---------              ----------            ----------
Net income                                            $ 495,214              $1,381,324            $1,876,538
                                                      =========              ==========            ==========
Net income per limited partnership unit                $  17.74              $    49.47  (d)       $    67.21
                                                      =========              ==========            ==========
Number of limited partnership units
  outstanding during the period                          27,641                  27,641                27,641
                                                      =========              ==========            ==========

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain to the Partners on such disposition.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1996 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1997 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(g) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.